Aston Funds

                   Exhibit to Item 77O

Transactions Effected Pursuant to Rule 10f-3


Offering:			Idearc, Inc.

Participating Fund(s)	Aston / ABN AMRO High Yield
Bond Fund
Date of Offering		11/01/2006
Underwriter From
whom Purchased		JP Morgan
Affiliated Underwriter	ABN AMRO Inc.
Other Underwriter
Syndicate Members		Bear Stearns, Merrill Lynch, Bank of
				America, Barclays, Citigroup, CSFB,
				Goldman Sachs, Morgan Stanley
Aggregate Purchase
Amount			$2,000,000.00
Aggregate Offering Size	$2.85 Billion
Purchase Price		$100.00
Commission or Spread	1.5%


Offering:			HCA, Inc. HCA 9.25 11/16 &
				HCA 9.125 11/14

Participating Fund(s)	Aston / ABN AMRO High Yield
Bond Fund
Date of Offering		11/09/2006
Underwriter From
whom Purchased		Citigroup
Affiliated Underwriter	ABN AMRO Inc.
Other Underwriter
Syndicate Members		Deutsche Bank, Merrill Lynch, Bank of
				America, ING, RBS, BNP, JP Morgan,
				Wachovia, Goldman Sachs
Aggregate Purchase
Amount			$1,500,000.00 of HCA 9.25 and
				$500,000.00 of HCA 9.125
Aggregate Offering Size	$5.7    Billion
Purchase Price		$100.00
Commission or Spread	2.0%


Offering:			Bombadier, Inc.

Participating Fund(s)	Aston / ABN AMRO High Yield
Bond Fund
Date of Offering		11/10/2006
Underwriter From
whom Purchased		Deutsche Bank
Affiliated Underwriter	ABN AMRO Inc.
Other Underwriter
Syndicate Members		BNP, RBC, UBS, JP Morgan, Citigroup
Aggregate Purchase
Amount			$1,000,000.00
Aggregate Offering Size	$385 Million
Purchase Price		$100.00
Commission or Spread	2.0%


Offering:			Mosaic, Inc.  MOS 7.625 12/16 &
				MOS 7.375 12/14

Participating Fund(s)	Aston / ABN AMRO High Yield Bond Fund
Date of Offering		11/16/2006
Underwriter From
whom Purchased		JP Morgan
Affiliated Underwriter	ABN AMRO Inc.
Other Underwriter
Syndicate Members		JP Morgan, Merrill Lynch, CSFB, Scotia,
				UBS, Barclays, Wells Fargo
Aggregate Purchase
Amount			$1,000,000.00 of MOS 7.625
				and $1,000,000.00 of MOS 7.375
Aggregate Offering Size	$950 Million
Purchase Price		$100.00
Commission or Spread	1.0%


Offering:			Williams Partners

Participating Fund(s)	Aston / ABN AMRO High Yield
Bond Fund
Date of Offering		12/06/2006
Underwriter From
whom Purchased		Citibank
Affiliated Underwriter	ABN AMRO Inc.
Other Underwriter
Syndicate Members		Merrill Lynch, Lehman Brothers
Aggregate Purchase
Amount			$5,000,000.00
Aggregate Offering Size	$600 Million
Purchase Price		$100.00
Commission or Spread	1.5%